UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06041
                                                     ---------

                      CENTRAL EUROPE AND RUSSIA FUND, INC.
       -------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                       345 PARK AVENUE, NEW YORK, NY 10154
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (800) 443-6918
                                                          ----------------



                               Bruce A. Rosenblum
                         Deutsche Bank Securities, Inc.


                       60 WALL STREET, NEW YORK, NY 10005
       -------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)



                         Date of fiscal year end: 10/31
                                                  -------
                        Date of reporting period: 4/30/04
                                                  -------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

The Central Europe and Russia Fund, Inc. is a non-diversified, actively-managed Closed-End Fund listed on the New York Stock Exchange with the symbol "CEE". The Fund seeks long term capital appreciation primarily through investment in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES, and each Saturday in BARRON'S and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.ceefund.com.

THERE ARE THREE CLOSED-END FUNDS INVESTING IN EUROPEAN EQUITIES MANAGED BY WHOLLY OWNED SUBSIDIARIES OF THE DEUTSCHE BANK GROUP:

o The Germany Fund, Inc.--investing primarily in equities of major German corporations. It may also invest up to 20% in equities of other Western European companies (with no more than 15% in any single country).

o The New Germany Fund, Inc.--investing primarily in the middle market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o The Central Europe and Russia Fund, Inc.--investing primarily in Central European and Russian companies.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports. These funds are not diversified and may focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

12200


                                 [LOGO OMITTED]

                             THE CENTRAL EUROPE AND
                                RUSSIA FUND, INC.

                               SEMI-ANNUAL REPORT

                                 APRIL 30, 2004

                                 [LOGO OMITTED]

                             THE CENTRAL EUROPE AND
                                RUSSIA FUND,INC.

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                   June 14, 2004

Dear Shareholders,

   For the six months ended April 30, 2004, the Central Europe and Russia Fund's total return based on net asset value rose 16.7%. This compares with the Fund's benchmark return of 15.8% in US dollar term. The region continues to outperform developed markets as the Standard and Poor's (S&P) 500 Index rose 5.39% and the Morgan Stanley Capital International (MSCI) Europe Index rose 11.1%.

   The Fund's out-performance was due to both country and stock selection. The Fund's exposure in Central Europe contributed to investment returns. The Central European equity markets performed particularly well in the run-up to the European Union ("EU") accession, which was completed successfully on May 1st, 2004, with ten countries, including three of the Fund's core markets (Czech Republic, Hungary, and Poland) joining the EU. The Czech Republic was the best performing country in the Fund's portfolio, gaining more than 30% during the six month reporting period. Our overweight position in Ceske Radiokomunikace, as well as our underweight position in the underperforming Cesky Telecom shares added value during the first six months of the fiscal year. The Hungarian market also outperformed the region, rising nearly 24% in USD terms. The strongest performance came from the Fund's holding in OTP Bank. Hungarian pharmaceutical companies fell victim to government actions, imposing price cuts on the regulated pharmaceuticals. However, a negative impact on your Fund performance was avoided by selling the position in Gedeon Richter in due time. Poland's equity market slightly underperformed the region by rising slightly over 13% in US dollar terms.

   Late April risk aversion increased due to investor concerns over the much anticipated rise in interest rates in the US and the Chinese government's efforts to slow its economy. As a result more volatile markets, such as Russia and Turkey, faced greater selling pressure than the Central European equity markets, giving up some of their previous gains. In Russia, the Fund benefited from its exposure to Lukoil and Transneft, the oil pipeline operator. The Turkish stock market has seen a steep price decline of nearly 20% in April. As a consequence the Fund's Turkish holdings declined in value, however, the Fund benefited from its underweight position versus its benchmark.

   On March 30, 2004, The Central Europe and Russia Fund announced the successful completion of its rights offering to holders of the Fund's common stock with 2,555,677 new shares issued. The offering, which expired on March 19, 2004, was over-subscribed and new shares were issued at the subscription price of $20.82. The proceeds of the offering were used to increase the Fund's position in Russia and to invest in Turkey. On April 1, 2004, the Central Europe and Russia Fund changed its benchmark to a new index blend of 45% in Central Europe (CECE-Index), 45% in Russia (RTX-Index) and 10% in Turkey (ISE-Index). This change will better reflect the regional markets in which the Fund invests.

   At its April 23rd Board Meeting, the Board of Directors elected Sandra M. Schaufler as new Chief Investment Officer of your Fund. Located in New York, Ms. Schaufler will be working closely with the Fund's investment adviser, Deutsche Asset Management International GmbH in Frankfurt.

   Sincerely,

/S/ CHRISTIAN STRENGER                  /S/ RICHARD T. HALE
----------------------                  -------------------
    Christian Strenger                      Richard T. Hale
    Chairman                                President

  FOR ADDITIONAL INFORMATION ABOUT THE FUND INCLUDING PERFORMANCE, DIVIDENDS, PRESENTATIONS, PRESS RELEASES, DAILY NAV AND SHAREHOLDER REPORTS, PLEASE VISIT
                                WWW.CEEFUND.COM

FUND HISTORY AS OF APRIL 30, 2004
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that your investment may be worth more or less when redeemed.

TOTAL RETURNS:

                                             FOR THE SIX                   FOR THE YEARS ENDED OCTOBER 31,
                                            MONTHS ENDED      -----------------------------------------------------------
                                           APRIL 30, 2004       2003        2002        2001         2000        1999
                                           --------------     ---------   ---------   -----------   ---------   ---------
Net Asset Value(a) .......................      16.65%        44.88%      17.05%      (14.31)%        .94%       2.48%
Market Value .............................       0.25%        60.38%      23.43%       (7.79)%      (5.00)%     (3.29)%
Benchmark ................................      15.83%(1)     40.65%(2)   14.68%(3)   (20.40)%(4)    2.05%(5)   19.31%(5)

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividend and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

--------
(1) Represents an arithmetic composite consisting of 70% CECE*/30% RTX** for the 5 months ended 3/31/04 and 45% CECE/45% RTX/10% ISE National 30*** for the month ended 4/30/04. The Fund changed its benchmark from 70% CECE/30% RTX to 45% CECE/45% RTX/10% ISE National 30 on April 1, 2004.
(2) Represents an arithmetic composite consisting of 85% CECE/15% RTX for the 9 months ended 7/31/03 and 70% CECE/30% RTX for the 3 months ended 10/31/03. The Fund changed its benchmark from 85% CECE/15% RTX to 70% CECE/30% RTX on August 1, 2003.
(3)  Represents the CECE Index.
(4) Represents an arithmetic composite consisting of a customized MSCI index for the 2 months ended 12/31/00 and the CECE Index for the 10 months ended 10/31/01. The customized MSCI index consists of 35% Germany, 20% Poland, 15% Hungary, 10% Czech Republic, 10% Russia and 10% Austria. The Fund changed its benchmark from a customized MSCI Index to the CECE Index on January 1, 2001.
(5) Represents a customized MSCI Index. The customized MSCI index consists of 35% Germany, 20% Poland, 15% Hungary, 10% Czech Republic, 10% Russia and 10% Austria.
* The CECE is a regional capitalization-weighted index including stocks from the Czech Republic, Hungary, Poland and Slovakia and is published daily by the Vienna Stock Exchange as well.
** The RTX is a capitalization-weighted index of Russian blue chip stocks and published daily by the Vienna Stock Exchange.
*** The ISE National 30 is a capitalization-weighted index composed of National Market companies except investment trusts and will also be used for trading in the Derivatives Market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Investments in funds involve risks including the loss of principal.

This Fund is not diversified and may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

--------------------------------------------------------------------------------

STATISTICS:
Net Assets ................................................... $252,149,618
Shares Outstanding ...........................................   10,197,209
NAV Per Share ................................................       $24.73

DIVIDEND AND CAPITALGAIN DISTRIBUTIONS:

RECORD                  PAYABLE                                           ORDINARY           LT CAPITAL
  DATE                   DATE                                              INCOME               GAINS            TOTAL
--------               -------                                            --------           ----------          ------
12/22/03               12/31/03 ........................................   $0.22                  --             $0.22
11/19/01               11/29/01 ........................................   $0.23                  --             $0.23
11/16/98               11/27/98 ........................................   $0.14                  --             $0.14
9/1/98                 9/9/98 ..........................................   $0.01               $0.01             $0.02
11/17/97               1/13/98 .........................................   $1.54               $5.01             $6.55
9/3/97                 9/16/97 .........................................      --               $0.02             $0.02

OTHER INFORMATION:
NYSE Ticker Symbol .....................................................    CEE
NASDAQ Symbol ..........................................................  XCEEX
Dividend Reinvestment Plan .............................................    Yes
Voluntary Cash Purchase Program ........................................    Yes
Annualized Expense Ratio (4/30/04)* ....................................  1.28%


--------
 * Represents expense ratio before custody credits. Please see "Financial Highlights" section of this report.

10 LARGEST EQUITY HOLDINGS AS OF APRIL 30, 2004
-------------------------------------------------------------------------------

                                                    % of
                                                  Portfolio
                                                  ---------
 1. Lukoil                                          13.4
 2. Surgutneftegaz                                   8.4
 3. Yukos                                            8.3
 4. OTP Bank                                         7.3
 5. Bank Pekao                                       5.9

                                                    % of
                                                  Portfolio
                                                  ---------
 6. Mol Magyar Olaj-ES Gazipari                      4.3
 7. JSC MMC Norilsk Nickel                           4.1
 8. Polski Koncern Naftowy                           3.8
 9. Matav                                            3.8
10. Telekomunikacja Polska                           3.6

                                [GRAPHIC OMITTED]

10 Largest Equity Holdings and Country Breakdown are subject to change.

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

QUESTION: On May 1, 2004, the European Union ("EU") has welcomed its ten new members, thereby expanding the EU to a total of 25 nations. Before the Euro can be introduced the new member countries must fulfill the membership criteria of the Exchange Rate Mechanism II ("ERM II"). What is the best strategy for the new member countries to join ERM II?

ANSWER: There are no hard and fast rules for judging the merits of an entry into ERM II. Joining ERM II quickly offers the reward of introducing the Euro early, but it also has serious disadvantages. The main benefit of an early ERM II membership is for a country to achieve relative price stability as well as to improve fiscal responsibility. The downside is, that these countries will lose an important monetary policy tool of managing exchange rates. However, the threat of potential monetary instability can be minimized, if the ERM II entry is delayed until all the membership criteria have been met. This could also help to reduce the costs of adjustment to ERM II. On balance, there is no "one size fits all" solution for the accession candidates.

QUESTION: Most of the new member countries seem to be committed to adopting the Euro at some point. With no fixed timetable laid out, which countries are more likely to be early candidates?

ANSWER: The three Baltic States are the most likely countries to adopt the Euro early, as their economies already display a low rate of inflation and sound fiscal policies. The European Central Bank ("ECB") has already indicated that the existing currency boards of LITHUANIA and ESTONIA are compatible with ERM II membership, since they are pegged to the Euro. The same will presumably apply to LATVIA'S de facto currency board.

HUNGARY and SLOVENIA are likewise tending towards an early ERM II entry. In Hungary, the central bank and government officials hope that their stated policy of "self-commitment" may help to improve fiscal deficit and inflation targets. At present, the value of such a self-regimentation is considered important enough to compensate for exchange rate risks. Slovenia is likewise banking on an early ERM II entry. Despite a somewhat high inflation rate, the country is looking to benefit from the exchange rate peg as a stability anchor. Both countries rightly point to synchronous cyclical trends with the Euro area, which should make it easier to cope with the loss of an exchange rate policy tool.

POLAND, the CZECH REPUBLIC and SLOVAKIA, seem set to delay joining the ERM II for the time being. The ECB and European Commission are commenting in a similar vein, and the IMF has pointed out that "a breathing space before entering ERM II would make it possible to go ahead with a much needed fiscal consolidation". Sounder government finances may also help to minimize the danger of currency speculation, as none of the three countries have much experience with fixed exchange rates.

QUESTION: During the past few weeks Emerging Europe's and Russia's stock markets have seen a strong sell-off. With some of the higher-beta markets, such as Russia and Turkey suffering the worst, is it now a good time to invest in these markets?

ANSWER: The main reason for the sell-off comes from the US, as investors are nervous about inflationary pressures, as a result of higher oil prices, as well as a possible rate hike by the Federal Reserve Bank. Additionally, the Chinese government's attempts to cool down its strong economic growth triggered severe price erosion in commodities and as a result Russian commodity stocks suffered price declines. However, the macroeconomic outlook for Russia remains promising and real GDP growth for 2004 is currently estimated at 6.7%. With an estimated price earnings ratio of 7.1 times for 2004, the Russian market, in our opinion, still looks attractive. In the case of Turkey, the joint occurrence of the Cyprus related political tensions and the withdrawal of global liquidity led to a large sell-off in the financial markets despite improving economic fundamentals. Turkey's economic growth is supported by lower inflation and interest rates. Earnings have been enhanced by lower financing costs. Furthermore, the delayed privatization program by the government appears finally set to move forward again. In our opinion, with a market P/E ratio of 12 times 2004 earnings, Turkish equities appear attractive. Investments in emerging market countries such as Russia and Turkey are subject to greater risk of loss than investments in developed countries. This is due to among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in developed markets.

Sandra M. Schaufler, Chief Investment Officer of the Central Europe and Russia Fund
                                        5

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------


ECONOMIC OUTLOOK FOR THE CENTRAL EUROPEAN ECONOMIES

CZECH REPUBLIC: After a disappointing first half the pace of economic activity accelerated in the second half and resulted in real GDP growth of 2.9% in 2003. Growth has been driven by personal consumption and a strong upturn in business investments. With the export share as high as 55%, the Czech Republic would be a primary beneficiary of a pick-up in Western European economic growth. Assuming a moderate recovery in Western Europe, the economic outlook for the Czech Republic should gradually improve in 2004 and 2005. Inflation remained moderate but will be far above last year's 0.1%, and is partly triggered by government administered price hikes. Unemployment has been rising, and for the first time since the fall of communism in November 1989, again exceeded the 10% barrier. Despite the economic and political problems the Czech Republic is currently facing, the country is still a leading destination for foreign direct investment.

HUNGARY: Economic activity accelerated after the second quarter 2003 and GDP growth picked up in each of the following quarters, resulting in real GDP growth of 2.9% for all of last year. Export growth has been outpacing imports for several months, allowing the current account deficit to be reduced. Despite the fact, that inflation has recently receded from the extreme high levels, rates are still much higher than in Poland and the Czech Republic, which contrasts sharply with the general global disinflationary trend. High inflation is the prime reason for the current tight monetary policy that is limiting economic growth. Still, the primary area of concern in Hungary is the large government budget deficit, which stood at 5.7% of GDP in 2003. The Hungarian market will continue to face volatility, as the government and the National Bank of Hungary come to grips with the pressing matters of the "twin deficits". Notwithstanding all the economic problems, Hungary is still perceived as an attractive investment designation by most international investors and as a relatively low credit risk by the rating agencies. Most importantly, Hungary is well advanced with its economic reforms and the privatization process.

POLAND: Economic and political conditions have been moving in opposite directions in recent months, as the economy strengthened and the political situation continued to deteriorate. However, this seeming incongruity is not unusual in Central and Eastern Europe and it has been particularly prevalent in Poland. The Polish economy ended last year on a strong note. Real GDP had grown 4.7% in the fourth quarter, which resulted in a 3.7% growth rate for all of 2003, a striking contrast to the near stagnant conditions two years ago. Moreover, the speed of the economic activity has accelerated in recent months and industrial production has been rising at double-digit rates. Despite the strengthening economy, inflation remained well under control, as consumer prices increased by 1.7% in 2003. However, inflationary pressure is increasing due to rising commodity and food prices, and the impact of tax and import tariffs. Another favorable economic development was the strong export performance, which was helped by the undervalued Zloty. Exports were the main driving force of the economy and narrowed the current account deficit to a mere 1.9% in 2003. This generally positive situation has been marred by two important developments. One weak point is the high rate of unemployment and the other is the unsettled fiscal situation. The deteriorating fiscal situation led to Mr. Leszek Miller's resignation as Prime Minister.

RUSSIA: The macroeconomic picture for Russia remains promising. In 2003, the economy grew by an impressive 7.3%, up from 4.7% in 2002. In 2003, industrial production (+6.9%), alongside with strong consumption (+8%) and investment (+12.5%), contributed significantly to GDP growth. Also, on the back of higher oil prices, continuing strong investment and robust consumer demand, Russia again recorded an impressive GDP growth of 8% in the first quarter of 2004. Russia, unlike most of its Central European neighbors, has its finances in order and once again achieved a fiscal surplus of 1.7% of GDP. However, Russia is one of the few countries in the world with surpluses in both the federal budget and the current account. Additionally, Russia recorded a significant increase in its gold and foreign exchange reserves, reaching a historical high of USD 76.9 billion in 2003. However, Russia's economic dependence on international commodity markets continues to be a major source of risk. Last year the government established a stabilization fund, which was created to reduce the country's dependence on oil. Helped by Putin's re-election victory, the government continues to make sound progress in structural reforms. However, uncertainties remain, created by the Yukos trial and questions over Putin's goals, that have impacted Russian securities. The administration has approved a new fiscal package with cuts to the unified social tax rate, and introduced a new concept of budget reforms aimed at streamlining expenditure and optimizing the budgetary process. The Ministry of Finance estimates that the proposed measures will allow expenditure to increase by 10-20% over the next three years without raising the tax burden.

TURKEY: In 2003, Prime Minister Erdogan has continued the process of economic reforms. Gross National Product growth of 5.9% was surprisingly strong and private consumption and investment rates were robust, growing at 10.3% and 19.2% respectively during the year. Furthermore, recent data also confirm that the disinflation process remains in tact as consumer prices continue to decline, while fiscal performance remains solid. Following the worse-than-expected current account deficit in January of this year, concerns regarding the widening external deficit continued to escalate, evidenced by a weak currency, as the lira came under pressure. While the situation warrants a certain level of concern, we do not believe that the current state is alarming given the high level of foreign exchange reserves. After having suffered a setback in the Cyprus referendum, the Turkish market is likely to have over-reacted, due to the lack of clarity surrounding the EU's approach to Turkey. In the meantime, the Turkish government has accelerated its efforts to meet EU membership criteria, and has submitted a constitutional amendment package to the parliament.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

   SHARES               DESCRIPTION              VALUE
---------------        ---------------        ------------
INVESTMENTS IN RUSSIAN SECURITIES--42.3%
            COMMON STOCKS--40.4%
            CRUDE PETROLEUM AND
              NATURAL GAS--16.4%
  645,000   Surgutneftegaz (ADR) ............ $ 20,962,500
  460,685   Yukos (ADR) .....................   20,500,483
                                              ------------
                                                41,462,983
                                              ------------
            CRUDE PETROLEUM
              PIPELINES--0.5%
   38,000   Sibneft (ADR) ...................    1,164,700
                                              ------------
            ELECTRIC & OTHER SERVICES
              COMBINED--1.2%
  118,000   Unified Energy Systems (GDR) ....    3,164,760
                                              ------------
            ELECTRIC SERVICES--0.6%
  200,000   Mosenergo (ADR) .................    1,540,000
                                              ------------
            INVESTORS--0.3%
   52,000   Vostok Nafta Investment (SDR)* ..      650,622
                                              ------------
            MISCELLANEOUS METAL
              ORES--4.0%
  170,000   JSC MMC Norilsk Nickel (ADR) ....   10,081,000
                                              ------------
            NATURAL GAS TRANSMISSION &
              DISTRIBUTION--1.5%
  120,000   OAO Gazprom (ADR) ...............    3,708,000
                                              ------------
            PETROLEUM REFINING--13.2%
  304,500   Lukoil (ADR) ....................   33,190,500
                                              ------------
            RADIOTELEPHONE
              COMMUNICATIONS--0.1%
    3,500   Vimpel Communications (ADR)* ....      320,635
                                              ------------
            TELEGRAPH & OTHER MESSAGE
              COMMUNICATION--1.0%
  200,000   Rostelecom (ADR) ................    2,618,000
                                              ------------
            TELEPHONE & TELEGRAPH
              APPARATUS--1.6%
   35,000   Mobile Telesystems (GDR) ........    3,932,250
                                              ------------
              Total Common Stocks
              (cost $84,488,240) ............  101,833,450
                                              ------------


   SHARES               DESCRIPTION              VALUE
---------------        ---------------        ------------
            WARRANTS--1.9%
            PIPELINES (NO GAS)--1.9%
    5,500   Transneft Warrants
              (expire 4/15/05)*
              (Cost $5,758,445) ............. $  4,754,238
                                              ------------
            Total Investments in Russian
              Securities
              (cost $90,246,685) ............  106,587,688
                                              ------------
INVESTMENTS IN POLISH COMMON
    STOCKS--20.6%
            GENERAL CONTRACTORS-
              RESIDENTIAL BUILD--1.3%
  147,518   Echo Investment* ................    3,155,249
                                              ------------
            NATIONAL COMMERCIAL
              BANKS--8.3%
   81,746   Bank Pekao ......................    2,550,259
   38,000   Bank Pekao (GDR)+ ...............    1,174,200
  355,000   Bank Pekao (GDR) ................   10,969,500
   49,539   Bank Prezemyslowo-Handlowy ......    5,440,110
   35,000   Bank Zachodni WBK ...............      786,173
                                              ------------
                                                20,920,242
                                              ------------
            OPERATIVE BUILDERS--0.2%
   40,842   Budimex* ........................      499,472
                                              ------------
            PETROLEUM REFINING--3.7%
  661,102   Polski Koncern Naftowy ..........    4,751,916
  180,000   Polski Koncern Naftowy (GDR)+ ...    2,556,000
  149,500   Polski Koncern Naftowy (GDR) ....    2,122,900
                                              ------------
                                                 9,430,816
                                              ------------
            PRIMARY SMELTING AND REFINING
              OF COPPER--1.6%
  597,029   KGHM Polska Miedz* ..............    4,142,360
                                              ------------
            SERVICES-PREPACKAGED
              SOFTWARE--0.6%
    5,275   Prokom Software* ................      267,255
   53,758   Prokom Software (GDR)* ..........    1,360,077
                                              ------------
                                                 1,627,332
                                              ------------
            TELEPHONE COMMUNICATIONS
              (NO RADIOTELEPHONE)--3.6%
1,723,207   Telekomunikacja Polska ..........    7,010,239
  490,000   Telekomunikacja Polska (GDR)+ ...    1,979,600
                                              ------------
                                                 8,989,839
                                              ------------


    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

   SHARES               DESCRIPTION              VALUE
---------------        ---------------        ------------
            VITREOUS CHINA PLUMBING
              FIXTURES--1.3%
  138,000   Cersanit-Krasnystaw* ............ $  3,206,538
                                              ------------
            Total Investments in Polish
              Common Stocks
              (cost $29,431,865) ............   51,971,848
                                              ------------
INVESTMENTS IN HUNGARIAN COMMON STOCKS--16.8%
            NATIONAL COMMERCIAL
              BANKS--7.2%
  387,400   OTP Bank ........................    7,190,954
  285,000   OTP Bank (GDR)* .................   10,887,000
                                              ------------
                                                18,077,954
                                              ------------
            PETROLEUM REFINING--4.2%
  110,000   Mol Magyar Olaj-ES Gazipari .....    4,133,333
  171,000   Mol Magyar Olaj-ES
              Gazipari (GDR) ................    6,535,620
                                              ------------
                                                10,668,953
                                              ------------
            PHARMACEUTICAL PREPARATIONS--1.7%
   27,783   Gedeon Richter ..................    2,812,967
   14,300   Gedeon Richter (GDR) ............    1,430,000
                                              ------------
                                                 4,242,967
                                              -----------
            TELEPHONE COMMUNICATIONS
             (NO RADIOTELEPHONE)--3.7%
  549,804   Matav ...........................    2,286,766
  338,000   Matav (ADR) .....................    7,077,720
                                              ------------
                                                 9,364,486
                                              ------------
            Total Investments in Hungarian
              Common Stocks
              (cost $18,063,845) ............   42,354,360
                                              ------------
INVESTMENTS IN CZECH REPUBLIC COMMON
  STOCKS--8.0%
            CIGARETTES--0.6%
    2,384   Philip Morris ...................    1,536,420
                                              ------------
            ELECTRIC SERVICES--1.7%
  600,000   Ceske Energeticke Zavody ........    4,291,561
                                              ------------


   SHARES               DESCRIPTION              VALUE
---------------        ---------------        ------------
            NATIONAL COMMERCIAL BANKS--3.2%
    4,500   Komercni Banka                    $    495,908
  209,996   Komercni Banka (GDR) ............    7,570,356
                                              ------------
                                                 8,066,264
                                              ------------
            TELEPHONE COMMUNICATIONS
              (NO RADIOTELEPHONE)--2.5%
  496,000   Cesky Telecom ...................    6,336,467
                                              ------------
            Total Investments in Czech
              Republic Common Stocks
              (cost $7,990,992) .............   20,230,712
                                              ------------
INVESTMENTS IN TURKISH COMMON STOCKS--7.5%
              COMMUNICATIONS
                 SERVICES--1.4%
  317,000,000 Turkcell Iletisim Hizmetleri* .    3,437,887
                                              ------------
              COMPUTER PROGRAMMING
                SERVICES--1.2%
  500,000,000 Beko Electronik* ..............    3,133,805
                                              ------------
              FLAT GLASS--0.2%
  218,568,000 Trakya Cam Sanayii ............      504,092
                                              ------------
              FUNCTIONS RELATED TO
                DEPOSIT BANKING--0.3%
  200,000,000 Turkiye Is Bankasi ............      714,788
                                              ------------
              MISCELLANEOUS
                 FOOD STORES--0.7%
  356,566,000 Migros Turk Tas ...............    1,782,830
                                              ------------
              NATIONAL COMMERCIAL
                 BANKS--2.1%
  750,000,000 Akbank ........................    3,485,918
1,500,000,000 Finansbank* ...................    1,785,210
                                              ------------
                                                 5,271,128
                                              ------------
              OFFICES-HOLDINGS
                 COMPANIES--0.8%
  650,000,000 Dogan Yayin Holding* ..........    2,162,849
                                              ------------



    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


   SHARES               DESCRIPTION              VALUE
---------------        ---------------        ------------
              RADIO, TV BROADCASTING,
                 AND COMMUNICATION
                 EQUIPMENT--0.8%
  600,000,000 Vestel Electronic Sanayi* ..... $  1,964,790
                                              ------------
              Total Investments in Turkish
                 Common Stocks
                 (cost $23,928,193) .........   18,972,169
                                              ------------
INVESTMENTS IN AUSTRIAN COMMON STOCKS--3.3%
              NATIONAL COMMERCIAL
                 BANKS--3.3%
       48,000 Bank Austria Creditanstalt ....    2,724,860
       36,685 Erste Bank Der Oester Spark ...    5,491,109
                                              ------------
              Total Investments in Austrian
                 Common Stocks
                 (cost $4,502,625) ..........    8,215,969
                                              ------------
              Total Investments--98.5%
                 (cost $174,164,205) ........ $248,332,746
              Cash and other assets in excess
                 of liabilities--1.5% .......    3,816,872
                                              ------------
              NET ASSETS--100.0%              $252,149,618
                                              ------------

--------
* Non-income producing security.
+ 144A -- Restricted to resale to institutional investors only.

Key
---
  ADR -- American Depository Receipt
  GDR -- Global Depository Receipt
  SDR -- Swedish Depository Receipt

    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIAFUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $174,164,205) ................................................................ $248,332,746
Cash and foreign currency (cost $4,009,069) ..............................................................    4,005,581
Dividend receivable ......................................................................................      706,946
Foreign withholding tax refund receivable ................................................................       25,795
Interest receivable ......................................................................................        1,722
                                                                                                           ------------
   Total assets ..........................................................................................  253,072,790
                                                                                                           ------------
LIABILITIES
Management fee payable ...................................................................................      133,161
Investment advisory fee payable ..........................................................................       65,023
Payable for Directors' fees and expenses .................................................................       41,497
Accrued expenses .........................................................................................      202,504
Offering costs ...........................................................................................      480,987
                                                                                                           ------------
   Total liabilities .....................................................................................      923,172
                                                                                                           ------------
NET ASSETS ............................................................................................... $252,149,618
                                                                                                           ============
Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares) ................................................  276,419,257
Cost of 5,864,443 shares held in treasury ................................................................  (87,265,513)
Undistributed net investment income ......................................................................    1,023,984
Accumulated net realized loss on investments and foreign currency transactions ...........................  (12,194,080)
Net unrealized appreciation of investments and foreign currency related transactions .....................   74,165,970
                                                                                                           ------------
Net assets ............................................................................................... $252,149,618
                                                                                                           ============

Net asset value per share ($252,149,618 / 10,197,209 shares of common stock issued and outstanding) ......       $24.73
                                                                                                                 ======


    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                             FOR THE
                                                                                                            SIX MONTHS
                                                                                                               ENDED
                                                                                                          APRIL 30, 2004
                                                                                                          --------------
NET INVESTMENTINCOME (LOSS)
Investment income
   Dividends (net of foreign withholding taxes of $143,354) ...............................................    $997,502
   Interest ...............................................................................................       6,903
                                                                                                            -----------
Total investment income ...................................................................................   1,004,405
                                                                                                            -----------
Expenses
   Management fee .........................................................................................     629,045
   Investment advisory fee ................................................................................     313,202
   Custodian and Transfer Agent's fees and expenses .......................................................     143,073
   Reports to shareholders ................................................................................      57,803
   Directors' fees and expenses ...........................................................................      57,186
   Legal fee ..............................................................................................      60,232
   Audit fee ..............................................................................................      27,538
   NYSE listing fee .......................................................................................      16,703
   Miscellaneous ..........................................................................................      51,780
                                                                                                            -----------
   Total expenses before custody credits* .................................................................   1,356,562
   Less: custody credits ..................................................................................      (8,504)
                                                                                                            -----------
   Net expenses ...........................................................................................   1,348,058
                                                                                                            -----------
Net investment loss .......................................................................................    (343,653)
                                                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments ............................................................................................  12,437,137
   Foreign currency transactions ..........................................................................    (659,101)
Net unrealized appreciation (depreciation) during the period on:
   Investments ............................................................................................  15,102,156
   Translation of other assets and liabilities from foreign currency ......................................      17,147
                                                                                                            -----------
Net gain on investments and foreign currency transactions .................................................  26,897,339
                                                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................................... $26,553,686
                                                                                                            ===========

--------
* The custody credits are attributable to interest earned on U.S. cash balances held on deposit at custodian.

    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                      FOR THE SIX            FOR THE
                                                                                     MONTHS ENDED          YEAR ENDED
                                                                                    APRIL 30, 2004      OCTOBER 31, 2003
                                                                                    --------------      ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income (loss) ....................................................    $(343,653)         $1,609,887
   Net realized gain (loss) on:
     Investments ...................................................................   12,437,137           5,720,860
     Foreign currency transactions .................................................     (659,101)           (182,715)
   Net unrealized appreciation (depreciation) during the period on:
     Investments ...................................................................   15,102,156          48,081,122
     Translation of other assets and liabilities from foreign currency .............       17,147             (23,996)
                                                                                     ------------        ------------
   Net increase in net assets resulting from operations ............................   26,553,686          55,205,158
                                                                                     ------------        ------------
Distributions to shareholders from:
   Net investment income ...........................................................   (1,676,612)                 --
                                                                                     ------------        ------------
   Total distributions to shareholders (a) .........................................   (1,676,612)                 --
                                                                                     ------------        ------------
Capital share transactions:
   Net proceeds from rights offering of fund shares ................................   50,713,850                  --
   Net proceeds from reinvestment of dividends (37,769 and 0 shares, respectively) .      867,169                  --
   Cost of shares repurchased (97,300 and 237,400 shares, respectively) ............   (2,074,803)         (3,905,384)
                                                                                     ------------        ------------
   Net decrease in net assets from capital share transactions ......................   49,506,216          (3,905,384)
                                                                                     ------------        ------------
Total increase in net assets .......................................................   74,383,290          51,299,774
NET ASSETS
Beginning of period ................................................................  177,766,328         126,466,554
                                                                                     ------------        ------------
End of period (including undistributed net investment income of $1,023,984 and
   $1,367,637 as of April 30, 2004 and October 31, 2003, respectively) ............. $252,149,618        $177,766,328
                                                                                     ============        ============

(a) For U.S. tax purposes, total distributions to shareholders consisted entirely of ordinary income.

    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------


NOTE 1. ACCOUNTING POLICIES

The Central Europe and RussiaFund, Inc. is a non-diversified, closed-end management investment company incorporated in Maryland.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund. The Fund calculates its net asset value per share at 11:30 A.M., New York time, in order to minimize the possibility that events occurring after the close of the securities exchanges on which the Fund's portfolio securities principally trade would require adjustment to the closing market prices in order to reflect fair value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The market value of government securities received as collateral is required to be at least equal to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Securities lending fees, net of rebates and agency fees, are earned by the Fund and are identified separately in the Statement of Operations. The Fund had no security lending activity for the period ended April 30, 2004.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in euros and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

At  October  31,  2003,  the  Fund's   components  of   distributable   earnings
(accumulated losses) on a tax-basis were as follows:

Undistributed  ordinary income* ...................................  $ 1,672,858
Undistributed net long-term capital gains .........................  $        --
Capital loss carryforward .........................................  $22,085,000
Net unrealized  appreciation ......................................  $58,550,978
*For tax purposes  short-term  capital gains are considered ordinary income.

During the year ended October 31, 2003, the Fund reclassified permanent book and tax differences as follows:

                                                     INCREASE
                                                    (DECREASE)
                                                   -----------
Undistributed net investment income .............. $(242,250)
Undistributed net realized gain on investments
  and foreign currency transactions ..............    88,316
Paid-in capital ..................................   153,934

NOTE 2. MANAGEMENT AND INVESTMENT
        ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, and .55% of such assets in excess of $100 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million. Accordingly, for the period ended April 30, 2004, the fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annual effective rate of .88% of the Fund's average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the period ended April 30, 2004 were $95,322,562 and $45,458,230, respectively. The cost of investments at October 31, 2003 was $112,378,144 for United States Federal income tax purposes. Accordingly, as of October 31, 2003, net unrealized appreciation of investments aggregated $58,550,978, of which $61,073,178 and $2,522,200 related to unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at October 31, 2003 of approximately $22,085,000, of which $330,000, $14,942,000 and $6,813,000 will expire in 2006, 2009 and 2010, respectively. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.

NOTE 5. CAPITAL AND RIGHTS OFFERING

During the period ended April 30, 2004 and the year ended October 31, 2003, the Fund purchased 97,300 and 237,400 of its shares of common stock on the open market at a total cost of $2,074,803 and $3,905,384, respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 9.35% and 16.9%, respectively. These shares are held in treasury. In addition, during the period ended April 30, 2004 the Fund reissued 37,769 shares held in treasury as part of the dividend reinvestment plan.

During March 2004, the Fund issued 2,555,677 shares of common stock in connection with a rights offering of the Fund's shares. Shareholders of record on February 24, 2004 were issued one transferable right for each share owned. The rights entitled the shareholders to purchase one new share of common stock for every three rights held. These shares were issued at a subscription price of $20.82. Net proceeds to the Fund were $50,713,850 after deducting the solicitation/dealer manager fees of $1,995,345 and estimated expenses of $500,000. The net asset value per share of the Fund's common shareholders was reduced by approximately $2.40 per share as a result of the share issuance.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:

                                              FOR THE SIX MONTHS             FOR THE YEARS ENDED OCTOBER 31,
                                                ENDED APRIL 30,     ------------------------------------------------------
                                                        2004          2003        2002        2001       2000       1999
                                                      --------      --------    --------    --------   --------   --------
Per share operating performance:
Net asset value:
Beginning of period ................................    $23.08       $ 15.93    $  13.83    $  16.14   $  15.99   $  15.74
                                                      --------      --------    --------    --------   --------   --------
Net investment income (loss) .......................      (.24)          .21        (.07)        .10       (.09)      (.08)
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions ...      4.50          6.86        2.37       (2.70)      (.38)       .09
                                                      --------      --------    --------    --------   --------   --------
Increase (decrease) from investment operations .....      4.26          7.07        2.30       (2.60)      (.47)       .01
                                                      --------      --------    --------    --------   --------   --------
Increase resulting from share repurchases ..........       .02           .08         .06         .29        .62        .40
                                                      --------      --------    --------    --------   --------   --------
Distributions from net investment income ...........      (.22)           --        (.10)         --         --       (.13)
Distributions from net realized
   foreign currency gains ..........................        --            --        (.13)         --         --       (.01)
Distributions from net realized
   short-term capital gains ........................        --            --          --          --         --         --
Distributions from net realized
   long-term capital gains .........................        --            --          --          --         --         --
                                                      --------      --------    --------    --------   --------   --------
Total distributions+ ...............................      (.22)           --        (.23)         --         --       (.14)
                                                      --------      --------    --------    --------   --------   --------
Dilution from rights offering ......................     (2.16)           --          --          --         --         --
                                                      --------      --------    --------    --------   --------   --------
Dealer manager fees and offering costs .............      (.24)           --          --          --         --         --
                                                      --------      --------    --------    --------   --------   --------
Dilution from dividend reinvestment ................      (.01)           --        (.03)         --         --       (.02)
                                                      --------      --------    --------    --------   --------   --------
Net asset value:
   End of period ...................................    $24.73        $23.08     $ 15.93    $  13.83   $  16.14   $  15.99
                                                      ========      ========    ========    ========   ========   ========
Market value
  End of period ....................................    $21.10        $21.25     $ 13.25    $  10.95   $ 11.875   $  12.50
Total investment return for the period:++
   Based upon market value .........................      0.25%***     60.38%      23.43%      (7.79)%    (5.00)%    (3.29)%
   Based upon net asset value ......................     16.65%***     44.88%      17.05%     (14.31)%      .94%      2.48%
Ratio to average net assets:
   Total expenses before custody credits* ..........      1.28%**       1.51%       1.55%       1.66%      1.37%      1.44%
   Net investment income (loss) ....................      (.16)%****    1.00%       (.44)%       .63%      (.44)%     (.44)%
Portfolio turnover .................................     43.78%**      43.88%      57.77%      57.83%     59.17%     60.35%
Net assets at end of period (000's omitted) ........  $252,150      $177,766    $126,467    $111,213   $140,923   $157,265

----------
  +For U.S. tax purposes, total distributions consisted of:

       Ordinary income                                  $(0.22)           --      $(0.23)         --         --     $(0.14)
       Long term capital gains                              --            --          --          --         --         --
                                                      --------      --------    --------    --------   --------   --------
                                                        $(0.22)           --      $(0.23)         --         --     $(0.14)
                                                      --------      --------    --------    --------   --------   --------

++ Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvest-ment plan and then sold at the closing market price per share on the last day of the year. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
* The custody credits are attributable to interest earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets are 1.28%, 1.50%, 1.54%, 1.62%, 1.35% and 1.43% for 2004, 2003,
     2002, 2001, 2000 and 1999, respectively.
**   Annualized.
***  Not Annualized.
**** Not Annualized. The ratio for six months ended April 30, 2004 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

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

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

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

  EXECUTIVE OFFICES
  345 PARK AVENUE, NEW YORK, NY 10154

  (FOR LATEST NET ASSET VALUE, SCHEDULE OF THE FUND'S LARGEST HOLDINGS, DIVIDEND DATA AND SHAREHOLDER INQUIRIES, PLEASE CALL 1-800-437-6269 IN THE U.S. OR 617-443-6918 OUTSIDE OF THE U.S.)

  MANAGER
  DEUTSCHE BANK SECURITIES INC.

  INVESTMENT ADVISER
  DEUTSCHE ASSET MANAGEMENT INTERNATIONAL GMBH

  CUSTODIAN AND TRANSFER AGENT
  INVESTORS BANK & TRUST COMPANY

  LEGAL COUNSEL
  SULLIVAN & CROMWELL, LLP

  INDEPENDENT AUDITORS
  PRICEWATERHOUSECOOPERS LLP

  DIRECTORS AND OFFICERS
  CHRISTIAN H. STRENGER
  CHAIRMAN AND DIRECTOR

  DETLEFBIERBAUM
  DIRECTOR

  KURT W. BOCK
  DIRECTOR

  JOHN A. BULT
  DIRECTOR

  RICHARDR. BURT
  DIRECTOR

  JOHN CANNON
  DIRECTOR

  FRED H. LANGHAMMER
  DIRECTOR

  ROBERT H. WADSWORTH
  DIRECTOR

  WERNER WALBROL
  DIRECTOR

  SANDRA M. SCHAUFLER
  CHIEF INVESTMENT OFFICER

  VINCENT J. ESPOSITO
  VICE PRESIDENT

  BRUCE A. ROSENBLUM
  SECRETARY

  CHARLES A. RIZZO
  CHIEF FINANCIAL OFFICER AND TREASURER

  KATHLEEN SULLIVAN D'ERAMO
  ASSISTANT TREASURER

  HONORARY DIRECTOR
  OTTO WOLFF von AMERONGEN

31543 (6/04)

                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                              P.O. Box 642, OPS 22
                              Boston, MA 02117-0642
                               Tel. 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The Central Europe and Russia Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market. Comparisons between changes in the Fund's net asset value per share and changes in the CECE RTX and ISE National 30 indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

                                [GRAPHIC OMITTED]

                                       CEE
                                     LISTED
                                      NYSE

      Copies of this report, monthly fact sheets and other information are available at:
                                 www.ceefund.com




ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable at this time.

ITEM 6. [RESERVED]

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 8.  [RESERVED]

Not applicable at this time.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.


ITEM 10. CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         The Central Europe & Russia Fund, Inc.


By:                                 /s/ Vincent J. Esposito
                                    ---------------------------
                                    Vincent J. Esposito
                                    Principal Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          The Central Europe & Russia Fund, Inc.


By:                                 /s/ Vincent J. Esposito
                                    ---------------------------
                                    Vincent J. Esposito
                                    Principal Executive Officer

Date:                               June 29, 2004
                                    ---------------------------


By:                                 /s/ Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               June 29, 2004
                                    ---------------------------